                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        BAY APARTMENT COMMUNITIES, INC.
                (Name of Registrant as Specified In Its Charter)

                        BAY APARTMENT COMMUNITIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                        BAY APARTMENT COMMUNITIES, INC.

                    4340 STEVENS CREEK BOULEVARD, SUITE 275
                           SAN JOSE, CALIFORNIA 95129

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1998

                             ----------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Bay Apartment Communities, Inc. (the "Company") will be held on Friday, May 8, 1998 at 10:00 a.m. at the offices of the Company, 4340 Stevens Creek Boulevard, Suite 275, San Jose, California, for the following purposes:

     1. To elect the following directors to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified: Gilbert M. Meyer, Max L. Gardner, Bruce
           A. Choate, John J. Healy, Jr., Brenda J. Mixson and Thomas H.
           Nielsen.

     2.    To ratify the 1994 Stock Incentive Plan, as amended and restated.

     3. To approve certain amendments to the Company's Articles of Incorporation relating to the Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of the Company.

     4. To ratify the appointment of Coopers & Lybrand L.L.P. to serve as independent accountants for the Company for the fiscal year ending December 31, 1998.

     5. To transact such other business that may be properly brought before the Annual Meeting and at any adjournments thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

     The Board of Directors has fixed the close of business on March 26, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only stockholders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), and, with respect to Proposal 3 only, the Series A Preferred Stock, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                             By Order of the Board of Directors


                                             Jeffrey B. Van Horn
                                             Secretary

San Jose, California
March 30, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                        BAY APARTMENT COMMUNITIES, INC.

                    4340 STEVENS CREEK BOULEVARD, SUITE 275
                           SAN JOSE, CALIFORNIA 95129

                                ---------------
                                PROXY STATEMENT
                                ---------------

                    FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1998


                                                                  March 30, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bay Apartment Communities, Inc. (the "Company") for use at the 1998 Annual Meeting of Stockholders of the Company to be held on Friday, May 8, 1998 and at any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to (i) vote upon the election of six directors of the Company, (ii) ratify the 1994 Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"), (iii) approve certain amendments to the Company's Articles of Incorporation (the "Charter") relating to the Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of the Company, (iv) ratify the appointment of Coopers & Lybrand L.L.P. to serve as independent accountants for the Company for the fiscal year ending December 31, 1998, and (v) act upon any other matters properly brought before them.

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about March 30, 1998. The Board of Directors has fixed the close of business on March 26, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), and, with respect to Proposal 3 only, the Series A Preferred Stock, at the close of business on the Record Date will be entitled to notice of and to vote at the
Annual Meeting. As of the Record Date, there were           shares of Common
Stock and 2,308,800 shares of Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock, and, with respect to Proposal 3 only, Series A Preferred Stock, outstanding as of the close of business on the Record Date will be entitled to one vote for each share held.

     The presence, in person or by proxy, of holders of a majority of all of the votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voting for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary voting authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be treated as abstentions with respect to that matter.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED BUT NOT MARKED AS TO A PARTICULAR ITEM, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE RATIFICATION OF THE STOCK INCENTIVE PLAN, FOR THE AMENDMENTS TO THE CHARTER RELATING TO THE SERIES A PREFERRED STOCK, AND FOR THE APPOINTMENT OF THE DESIGNATED INDEPENDENT ACCOUNTANTS. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     A stockholder of record of the Company's Common Stock may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record of the Company's Common Stock as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     The Company's 1997 Annual Report, including financial statements for the fiscal year ended December 31, 1997, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K may be obtained by writing to Bay Apartment Communities, Inc., 4340 Stevens Creek Boulevard, Suite 275, San Jose, California 95129, Attention: Chief Financial Officer.


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of six members. At the Annual Meeting, six directors will be elected to serve until the 1999 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Gilbert M. Meyer, Max L. Gardner, Bruce A. Choate, John
J. Healy, Jr., Brenda J. Mixson and Thomas H. Nielsen to serve as directors (the "Nominees"). Each of the Nominees currently serves as a director of the Company. The Board of Directors anticipates that each of the Nominees, if elected, will serve as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's Bylaws. See "Other Matters--Stockholder Proposals for Annual Meetings" for a summary of these requirements.

REQUIRED VOTE AND RECOMMENDATION

     Only stockholders of record of the Company's Common Stock are entitled to vote on this proposal. Proxies will be voted for Proposal 1 unless contrary instructions are set forth on the proxy. This proposal requires the affirmative vote of a majority of all of the votes cast on the matter. Accordingly, abstentions and broker non-votes will have no effect on this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE
NOMINEES.

INFORMATION REGARDING NOMINEES AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the six Nominees for election as directors at the Annual Meeting and the executive officers who are not directors, based on information furnished to the Company by each director and executive officer. There is no family relationship between any director or executive officer of the Company. The following information is as of February 23, 1998, unless otherwise specified.

                                                                         AMOUNT AND NATURE
                                                                           OF BENEFICIAL       PERCENT
                                                            DIRECTOR       OWNERSHIP OF          OF
NAME OF NOMINEE                                     AGE      SINCE       COMMON STOCK (1)       CLASS
---------------                                     ---     --------     -----------------     -------
Gilbert M. Meyer................................    53        1978          1,112,605(2)       4.22%
Max L. Gardner..................................    46        1996             35,579(3)         *
Bruce A. Choate.................................    50        1994             11,000(4)         *
John J. Healy, Jr...............................    51        1996              8,000(5)         *
Brenda J. Mixson................................    45        1994             12,000(4)         *
Thomas H. Nielsen...............................    67        1994             21,697(4)(6)      *

---------------
* Less than one percent.

(1) Except as otherwise noted, each individual in this table has sole voting and investment power over the shares listed.

(2) Includes (i) 190,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998 and (ii) 14,492 shares issuable upon Mr. Meyer's termination of employment with the Company pursuant to an election to defer compensation in accordance with the terms of the Stock Incentive Plan.

(3) Includes (i) 25,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998 and (ii) 320 shares issuable upon Mr. Gardner's termination of employment with the Company pursuant to an election to defer compensation in accordance with the terms of the Stock Incentive Plan.

(4) Includes 11,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(5) Includes 5,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(6) Includes 697 shares issuable upon Mr. Nielsen's cessation as a director of the Company pursuant to an election to defer the receipt of directors fees in accordance with the terms of the Stock Incentive Plan. Mr. Nielsen is a co-trustee of a trust that holds 2,000 shares of Common Stock. He shares voting and investment power over the shares held by the trust with his wife and with the U.S. Trust Company of California pursuant to an investment management agreement.

Nominees for Election as Directors

     Gilbert M. Meyer is the founder, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and, since 1978, has been continuously involved with the Company as an executive officer, director and stockholder. Mr. Meyer also was the founder and stockholder of certain affiliates of the Company. Prior to founding the Company, Mr. Meyer was Chief Financial Officer for BAS Homes and prior to that was a Vice President responsible for real estate workouts for Boise Cascade Credit Corporation. Mr. Meyer is a licensed Certified Public Accountant and General Contractor, and holds a B.A. degree from St. Mary's College of California and an M.B.A. degree from the University of California, Berkeley.

     Max L. Gardner has been Executive Vice President and Chief Operating Officer of the Company since December 1995 and has served as a director of the Company since May 1996. From 1988 to 1995, Mr. Gardner served as President and Chief Executive Officer of West RS, Inc. (d/b/a Trammell Crow

Residential Services), a company which specializes in the development, construction, finance and management of residential apartment properties. Mr. Gardner graduated from Duke University with a degree in Political Science, and he received a Master of Professional Accountancy degree from Georgia State University.

     Bruce A. Choate is a Director of the Company and has been Chief Financial Officer of Watson Land Company, a privately-held real estate investment trust ("REIT") in Carson, California since 1991. Prior to joining Watson Land Company, Mr. Choate was employed by Bixby Ranch Company, a privately-held real estate investment company in Seal Beach, California as Senior Vice President and Chief Financial Officer. Mr. Choate graduated from the University of California, Los Angeles and attended the Graduate School of Business at the University of Southern California.

     John J. Healy, Jr. has been a Director of the Company since May 1996, and is the founder and President of Hyde Street Holdings, Inc. From 1988 to 1996, Mr. Healy was a founder and a managing principal of the Hanford/Healy Companies, a national commercial real estate services company acquired by General Motors Acceptance Corporation--CM in September 1996. Mr. Healy was also a managing principal of Hanford/Healy Appraisal Company, a national real estate appraisal and consulting firm, and a principal of Hanford/Healy Asset Management Company, a national real estate asset management firm. Mr. Healy graduated from Hofstra University with a B.B.A. in Finance, Investment and Banking and a Master of Business Administration.

     Brenda J. Mixson is a Director of the Company and has been Chief Investment Officer and Managing Director of Prime Capital Holding since December 1997. From February 1996 until December 1997, Ms. Mixson was a Managing Director of the Emerging Markets, Fixed Income Department for ING Barings (U.S.) Securities, Inc., a member of the ING Group. Ms. Mixson previously served as Vice President--Real Estate Finance of ING Capital Corporation from March 1995 to February 1996. She served as an Executive Vice President and Chief Operating Officer of Reichmann International from April 1994 to March 1995. From 1989 to 1994, she was an Executive Vice President and Managing Director and a Regional Manager, Northeast Region, of Travelers Realty Investment Company. Prior to joining Travelers Realty Investment Company, Ms. Mixson was employed by Chemical Bank as a Vice President and Regional Manager. Ms. Mixson graduated from the University of Minnesota with a B.S. degree in Economics.

     Thomas H. Nielsen is a Director of the Company and has been a self-employed consultant for large-scale real estate development projects since 1991. In 1993, Mr. Nielsen was named a Managing Director of the Orange County Office of U.S. Trust of California, N.A., and he held that position until July 1995, at which time he was named Consulting Director. He also served as Chief Executive Officer of the Orange County Performing Arts Center from 1993 to 1995. From 1978 to 1990, Mr. Nielsen served in various positions for The Irvine Company, a privately-held real estate development company, including President and Vice Chairman, and he presently serves as a Director. Mr. Nielsen holds a B.S. degree in Civil Engineering from the University of Washington and an M.B.A. degree from Stanford University.

Executive Officers

     Jeffrey B. Van Horn has been Vice President, Chief Financial Officer and Treasurer of the Company since June 1996, and Secretary of the Company since September, 1997. Prior to joining the Company, Mr. Van Horn was a partner in the real estate services group with the accounting firm Arthur Andersen LLP. Mr. Van Horn joined Arthur Andersen in June 1982, was admitted as a partner in September 1995 and has worked with a wide variety of west coast REITs and real estate companies. He has been involved in a number of initial public offerings, mergers and acquisitions and other audit, business and tax advisory services. In addition, Mr. Van Horn was a member of Arthur Andersen's national REIT tax specialty team. Mr. Van Horn earned a B.A. degree in Accounting from California State University--Stanislaus and is a licensed Certified Public Accountant.

     Morton L. Newman has been Vice President--Construction of the Company since 1985. In that capacity, Mr. Newman has managed the design, construction, and warranty services for the apartments and single-family homes that the Company and its affiliates have built during that period. Previously, Mr. Newman was President of Newman Construction Company and has over 30 years experience in all aspects of residential and commercial construction. Mr. Newman is a graduate of the University of Pennsylvania and is a registered Civil Engineer in Pennsylvania and California.

     Daniel E. Murphy has been Vice President--Northern California of the Company since December 1997. In that capacity, Mr. Murphy is responsible for the acquisition, development and construction activities of the Company for the Northern California region. From January 1996 to December 1997, Mr. Murphy served as Vice President--Development of the Company, and from October 1994 through January 1996 he served as the Company's Director of Development. From 1992 to 1994, Mr. Murphy worked for Landtech Investment Corporation and provided real estate consulting services. Between 1990 and 1991, Mr. Murphy served as Vice President--Development of Rosewood Property Company. Mr. Murphy also previously completed various development projects with Prometheus Development Company as Project Manager. Mr. Murphy received a B.S. degree in Civil Engineering from Cleveland State University and an M.S. degree in Civil Engineering/Construction Management from Stanford University.

     John H. Pringle has been Vice President--Property Operations since April 1997. From March 1987 through March 1997, Mr. Pringle was employed by Maxim Property Management (formerly known as Prometheus Development Company) and served as Senior Vice President, General Manager. Mr. Pringle graduated from Colorado State University with a B.S. degree in Economics.

     Debra Lynn Shotwell has been Vice President--Human Resources of the Company since July 1995. From July 1990 to June 1995, she was the Director--Corporate Human Resources of PacifiCare Health Systems, Inc. Ms. Shotwell graduated from California State University--Sacramento with a degree in Business
Administration.

BOARD OF DIRECTORS AND ITS COMMITTEES

     Board of Directors. The Company is currently managed by a six-member Board of Directors, a majority of whom are independent of the Company's management. The Board of Directors met six times in person and held 13 telephonic meetings during 1997. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he or she was eligible to attend.

     Audit Committee. The Board of Directors has established an Audit Committee consisting of Bruce A. Choate, Brenda J. Mixson, Thomas H. Nielsen and John J. Healy, Jr. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met two times during 1997.

     Compensation Committee. The Company's Board of Directors has established a Compensation Committee to determine compensation for the Company's executive officers. The current members of the Compensation Committee are Bruce A. Choate, Brenda J. Mixson, Thomas H. Nielsen and John J. Healy, Jr. The Compensation Committee exercises all powers of the Board of Directors in connection with compensation matters, including incentive compensation and benefit plans. The Compensation Committee also has authority to grant awards under the Stock Incentive Plan to the employee directors, management and other employees of the Company and its subsidiaries. The Compensation Committee met two times during 1997.

     The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

DIRECTOR COMPENSATION

     Directors of the Company who are also employees receive no additional compensation for their services as directors. Each non-employee director of the Company received an annual director's fee of $18,000 in fiscal year 1997. During 1998, each non-employee director of the Company will receive an annual director's fee of

$18,000. Each non-employee director also receives $1,000 for each regular quarterly meeting of the Board of Directors attended, $1,000 for each special meeting of the Board of Directors attended, $500 for participating in each special telephonic meeting of the Board of Directors and $1,000 for each committee meeting attended, other than committee meetings that are held on the same date as a regular or special meeting for which a fee is already paid. Under the Stock Incentive Plan, on the fifth business day following each annual meeting of stockholders, each of the Company's non-employee directors automatically receives options to purchase 5,000 shares of Common Stock at the last reported sale price of the Common Stock on the New York Stock Exchange (the "NYSE") on the date of grant. In addition, on January 30, 1998 the Board of Directors approved a discretionary grant of options to purchase 5,000 shares of Common Stock to each non-employee director. These options are subject to the same conditions and vesting provisions, and shall be granted on the same date, as those options that will be granted automatically to the non-employee directors on the fifth business day following the Annual Meeting. All of such stock options granted to non-employee directors become exercisable one year after the date of grant.

EXECUTIVE COMPENSATION

     The following table sets forth, for each of the Company's last three fiscal years, the annual compensation awarded to the Company's chief executive officer, six of its other executive officers, and one former executive officer during 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                       ---------------------------
                                                   ANNUAL               SECURITIES
                                                COMPENSATION              UNDER-       RESTRICTED
                                       ------------------------------      LYING         STOCK           ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR   SALARY(1)      BONUS(2)  OPTIONS(#)(3)  AWARDS($)(4)   COMPENSATION($)(5)
-------------------------------------- ----  ------------    --------  -------------  ------------   ------------------
Gilbert M. Meyer...................... 1997    $294,455(6)   $250,287     100,000       $379,375(7)       $  1,000
  Chairman of the Board, President     1996     244,231       183,173     100,000        727,500(8)          1,000
  and Chief Executive Officer          1995     194,900        97,400      40,000              0             1,000

Max L. Gardner(9)..................... 1997     216,047(10)    83,539      10,000         37,938(11)         1,250
  Executive Vice President and         1996     209,427       150,000      20,000         36,375(12)         1,250
  Chief Operating Officer              1995      11,500         5,800     100,000        110,000(13)             0

Jeffrey B. Van Horn(14)............... 1997     192,246        83,811      50,000        379,375(7)         31,939(15)
  Vice President and                   1996      83,823        36,190      45,000         61,750(16)        25,099(17)
  Chief Financial Officer

Geoffrey L. Baker(18)................. 1997     119,250             0           0              0            48,827(19)
  Vice President and Chief             1996     149,846        86,308      20,000        163,250(20)         1,000
  Development and Acquisitions         1995     134,000        46,900      10,000              0             1,000
  Officer

Morton L. Newman...................... 1997     150,794        50,893      15,000         37,938(11)         1,000
  Vice President -- Construction       1996     141,365        87,788      10,000         36,375(12)         1,000
                                       1995     135,800        61,100       5,000              0             1,000

Daniel E. Murphy...................... 1997     152,193(21)    48,244      20,000         37,938(11)         1,250
  Vice President -- Development        1996     128,346        74,321      30,000         36,375(12)         1,250
                                       1995      93,998        45,000      10,000              0                 0

John H. Pringle(22)................... 1997     120,435        37,262      50,000(23)     34,250(24)             0
  Vice President --
  Property Operations

Debra Lynn Shotwell(9)................ 1997     126,316        42,111      10,000         37,938(11)           937
  Vice President --                    1996     118,919        48,273       5,000         18,188(25)           936
  Human Resources                      1995      52,300        14,900      25,000              0                 0

------------------------------

(1)  Includes amounts deferred under the Company's 401(k) plan.

(2) Bonuses may be paid under the Company's Incentive Bonus Plan in the discretion of the Compensation Committee to executive officers, subject to certain performance-based criteria. For a general description of the Incentive Bonus Plan, see "Compensation Committee Report on Executive Compensation."

(3) Unless otherwise noted, the Compensation Committee authorized the grant of all of the options to purchase Common Stock listed for 1997 on January 30, 1998.

(4) During the period from March 1994 through December 31, 1997, 37,500 shares of Restricted Stock were granted by the Company to the Named Executive Officers. Based on the last reported sale price of the Company's Common Stock on the NYSE on December 31, 1997 of $39 per share, the aggregate dollar value of these 37,500 shares of Restricted Stock was $1,462,500.

(5) Unless otherwise noted, consists of amounts contributed by the Company to the Named Executive Officer's 401(k) account.

(6) Includes $265,493 of compensation deferred pursuant to the Stock Incentive Plan. Under the terms of the Stock Incentive Plan, such deferred compensation will be payable in the form of Common Stock upon Mr. Meyer's termination of employment. See "Summary of Stock Incentive
     Plan--Unrestricted Stock."

(7) Consists of 10,000 shares of Restricted Stock awarded as of January 30, 1998, valued at $37.9375 per share. These shares vest in five equal annual installments beginning on January 30, 1999. Dividends are payable on these shares.

(8) Consists of 20,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

(9) The following Named Executive Officers began employment in 1995: Max L. Gardner, December 4, 1995; Debra Lynn Shotwell, July 13, 1995.

(10) Includes $10,058 of compensation deferred pursuant to the Stock Incentive Plan. Under the terms of the Stock Incentive Plan, such deferred compensation will be payable in the form of Common Stock upon Mr. Gardner's termination of employment. See "Summary of Stock Incentive
     Plan--Unrestricted Stock."

(11) Consists of 1,000 shares of Restricted Stock awarded as of January 30, 1998, valued at $37.9375 per share. These shares vest in five equal annual installments beginning on January 30, 1999. Dividends are payable on these shares.

(12) Consists of 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

(13) Consists of 5,000 shares of Restricted Stock awarded on December 4, 1995, valued at $22.00 per share. These shares vest in five equal annual installments beginning on December 4, 1996. Dividends are payable on these shares.

(14) Mr. Van Horn began employment on June 19, 1996.

(15) Includes $7,539 of imputed interest income derived from Mr. Van Horn's interest-free loan from the Company and $24,400 of imputed income resulting from the forgiveness by the Company of one-fifth of the outstanding principal amount of such loan. For a more detailed discussion of the loan, see "Certain Relationships and Related Transactions--Indebtedness of Management."

(16) Consists of (i) 1,000 shares of Restricted Stock awarded on August 6, 1996, valued at $25.375 per share, which vest in five equal annual installments beginning on June 19, 1997, and (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share, which vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

(17) Includes $20,682 reimbursed to Mr. Van Horn for all moving-related expenses incurred in connection with his hiring in June 1996 and $3,578 of imputed interest income derived from Mr. Van Horn's interest-free loan from the Company. For a more detailed discussion of the loan, see "Certain Relationships and Related Transactions--Indebtedness of Management."

(18) Mr. Baker resigned from all of his positions with the Company, including director, effective as of September 5, 1997.

(19) Includes $47,827 of severance payments made pursuant to a Severance Agreement and Mutual General Release between Mr. Baker and the Company dated as July 31, 1997 (the "Baker Severance Agreement").

(20) Consists of (i) 5,000 shares of Restricted Stock awarded on August 6, 1996, valued at $25.375 per share, which vest in five equal annual installments beginning on January 26, 1997, and (ii) 1,000 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share, which vest in five equal annual installments beginning on February 3, 1998. Pursuant to the terms of the Baker Severance Agreement, all of these shares of Restricted Stock shall continue to vest in accordance with the foregoing schedules through and including March 10, 1998 and shall cease vesting thereafter. Dividends are payable on these shares.

(21) Includes $21,121 of compensation deferred pursuant to the Stock Incentive Plan. Under the terms of the Stock Incentive Plan, such deferred compensation will be payable in the form of Common Stock upon Mr. Murphy's termination of employment. See "Summary of Stock Incentive
     Plan--Unrestricted Stock."

(22) Mr. Pringle began employment on April 16, 1997.

(23) These options to purchase Common Stock were granted on April 16, 1997.

(24) Consists of 1,000 shares of Restricted Stock awarded as of May 1, 1997, valued at $34.25 per share. These shares vest in five equal annual installments beginning on May 1, 1997. Dividends are payable on these shares.

(25) Consists of 500 shares of Restricted Stock awarded as of February 3, 1997, valued at $36.375 per share. These shares vest in five equal annual installments beginning on February 3, 1998. Dividends are payable on these shares.

OPTION GRANTS WITH RESPECT TO FISCAL YEAR 1997

     Option Grants with respect to Fiscal Year 1997. The following table sets forth the options granted with respect to the fiscal year ended December 31, 1997 to the Company's Named Executive Officers.

                                                                                            POTENTIAL
                                                INDIVIDUAL GRANTS                          REALIZABLE
                                --------------------------------------------------      VALUE AT ASSUMED
                                NUMBER OF     PERCENT OF                                 ANNUAL RATES OF
                                  SHARES     TOTAL OPTIONS                                 STOCK PRICE
                                UNDERLYING    GRANTED TO                                  APPRECIATION
                                 OPTIONS     EMPLOYEES FOR   EXERCISE                    FOR OPTION TERM
                                 GRANTED      FISCAL YEAR     PRICE     EXPIRATION   -----------------------
                                  (#)(1)        1997(2)       ($/SH)       DATE        5%($)        10%($)
                                ----------   -------------   --------   ----------   ----------   ----------
Gilbert M. Meyer..............    100,000        29.20%      $37.9375     1/30/08    $2,385,871   $6,046,261
Max L. Gardner................     10,000         2.92%       37.9375     1/30/08       238,588      604,627
Jeffrey B. Van Horn...........     50,000        14.60%       37.9375     1/30/08     1,192,936    3,023,131
Geoffrey L. Baker.............          0            0%           N/A         N/A             0            0
Morton L. Newman..............     15,000         4.38%       37.9375     1/30/08       357,881      906,940
Daniel E. Murphy..............     20,000         5.84%       37.9375     1/30/08       477,175    1,209,253
John H. Pringle...............     50,000(3)     14.60%       36.1250     4/16/07     1,135,942    2,878,698
Debra Lynn Shotwell...........     10,000         2.92%       37.9375     1/30/08       238,588      604,627

---------------

(1) All of these options will vest in four equal installments on the first, second, third and fourth anniversaries of the date of grant. Unless otherwise noted, the date of grant of all of these options was January 30, 1998. This chart excludes options granted on January 24, 1997 with respect to the fiscal year ended December 31, 1996 in the following amounts: Mr. Meyer, 100,000; Mr. Gardner, 20,000; Mr. Van Horn,

20,000; Mr. Baker, 20,000; Mr. Newman, 10,000; Mr. Murphy, 10,000; and Ms.
Shotwell, 5,000. The grant of those options was disclosed in the Company's 1997 Proxy Statement.

(2) A total of 342,500 options were granted to employees of the Company with respect to the fiscal year ended December 31, 1997.

(3)  These options were granted to Mr. Pringle on April 16, 1997.

     Option Exercises and Year-End Holdings. The following table sets forth the aggregate number of options exercised in 1997 and the value of options held as of December 31, 1997 by the Company's Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND
                       FISCAL YEAR-END 1997 OPTION VALUES

                                                                                             VALUE OF
                                                               NUMBER OF SECURITIES        UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY
                                    SHARES                      OPTIONS AT FISCAL       OPTIONS AT FISCAL
                                  ACQUIRED ON                        YEAR-END                YEAR-END
                                   EXERCISE        VALUE           EXERCISABLE/            EXERCISABLE/
              NAME                    (#)       REALIZED($)      UNEXERCISABLE(#)      UNEXERCISABLE($)(1)
--------------------------------  -----------   -----------   ----------------------   --------------------
Gilbert M. Meyer................          0             0         115,000/185,000      $2,200,000/1,800,000
Max L. Gardner..................          0             0           50,000/70,000           950,000/997,500
Jeffrey B. Van Horn.............          0             0            6,250/38,750            85,157/302,969
Geoffrey L. Baker...............          0             0           50,000/50,000           957,813/608,438
Morton L. Newman................      1,311        22,287(2)        23,689/25,000           453,998/304,219
Daniel E. Murphy................          0             0           12,500/27,500           159,063/283,438
John H. Pringle.................          0             0                0/50,000                 0/143,750
Debra Lynn Shotwell.............          0             0            6,250/17,500           121,094/254,063

---------------

(1) Based on the last reported sale price of the Company's Common Stock on the NYSE on December 31, 1997 of $39 per share.

(2) Based on the last reported sale price of the Company's Common Stock on the NYSE on June 30, 1997, the date of exercise, of $37 per share.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement (each an "Employment Agreement") with each of Messrs. Meyer, Gardner, Van Horn and Newman. The Employment Agreements of Messrs. Meyer and Newman are automatically renewed on each anniversary of the closing of the Company's initial public offering unless otherwise terminated by the Company or the respective employee, and the Employment Agreements of Messrs. Gardner and Van Horn terminate on the third anniversary of the date of such agreement. Pursuant to their respective Employment Agreements, as amended, Mr. Meyer serves as President of the Company, Mr. Gardner serves as Executive Vice President and Chief Operating Officer, Mr. Van Horn serves as Vice President and Chief Financial Officer and Mr. Newman serves as Vice President--Construction. The Employment Agreements provide for base salaries in the amounts of $350,000, $225,000, $250,000 and $175,000, respectively. The Employment Agreements of Messrs. Meyer and Newman provide for base salary increases based on increases in the consumer price index, and all of the Employment Agreements provide for base salary increases in the discretion of the Compensation Committee. In addition, Messrs. Meyer, Gardner, Van Horn and Newman are eligible for additional compensation in the form of bonuses under the Company's Incentive Bonus Plan (the "Incentive Bonus Plan").

     Under the Employment Agreements, each of the officers has agreed to devote substantially all of his working time to the business and affairs of the Company. Mr. Meyer's Employment Agreement provides that during the term of employment, and for two years thereafter in the event that he is terminated for cause or voluntarily terminates his employment other than for cause, he will be prohibited from competing directly or indirectly with the Company with respect to any development or acquisition project undertaken or being considered by the Company at the time of termination or actively engaging in the development, construction or management of multifamily real estate property, without the prior written consent of the Board of Directors.

     If the employment of Mr. Meyer is terminated without cause after a "change in control," or upon the occurrence of certain other events, Mr. Meyer will be entitled to receive a severance amount (the "Meyer Severance Amount") equal to three times the sum of his base salary and his bonus for the preceding year. In the event that the Meyer Severance Amount payable exceeds three times his average total annual compensation during the preceding five years, the excess of such payment would constitute an "excess golden parachute payment" under the Internal Revenue Code of 1986, as amended (the "Code"), and would not be deductible by the Company. If the employment of either Mr. Gardner or Mr. Van Horn is terminated without cause within one year after a "change in control" or upon the occurrence of certain other events, such officer will be entitled to receive a severance amount equal to his base salary for the preceding year.

BAKER SEVERANCE AGREEMENT

     On July 31, 1997, the Company entered into a Severance Agreement and Mutual General Release with Geoffrey L. Baker (the "Baker Severance Agreement"), which provides for certain severance benefits upon the termination of his employment effective as of September 5, 1997. Under the Baker Severance Agreement, the Company agreed to continue to pay Mr. Baker as severance his base salary at the rate of $165,000 per year (prorated) through and including March 10, 1998 in accordance with the usual and customary payroll practices of the Company. Mr. Baker is not entitled to any additional monetary compensation, including any bonus compensation, but is entitled to continued coverage under the Company's existing health, dental, life and disability insurance plans, the Company's 401(k) plan and all other benefit plans maintained by the Company through and including March 10, 1998. In addition, for purposes of the Stock Incentive Plan, Mr. Baker's employment will be treated as terminated on March 10, 1998. Accordingly, all outstanding stock options and shares of restricted stock granted to Mr. Baker will continue to vest through and including March 10, 1998. Finally, Mr. Baker has agreed to cooperate with the Company through March 10, 1998 in transitioning his duties to other Company employees. In connection with these duties, Mr. Baker has agreed to devote approximately 80 hours per month and has agreed to travel to the Company's offices upon reasonable notice at the Company's request.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Objectives of Executive Compensation. The Company's executive compensation program is intended to attract, retain and reward experienced, highly motivated executives who are capable of leading the Company effectively and continuing its growth and profitability. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

     The Company compensates its executive officers through a combination of annual base salary, annual cash bonuses and awards under the Stock Incentive Plan. The Company's goal is to provide total compensation to its executive officers which is competitive with those levels of total compensation paid in the REIT industry for companies with similar property portfolios and of similar size, makeup and performance. For purposes of evaluating relative executive compensation amounts, the Compensation Committee reviewed the total compensation paid by comparable REITs that were selected based primarily on financial performance, property type, geographical location and market capitalization.

     The Company's compensation program has three principal elements: base salary, performance incentive bonuses under the Incentive Bonus Plan and awards under the Stock Incentive Plan.

          Base Salary. The Company establishes base salary levels for its key executives relative to base salary levels for key executives of comparable REITs. For fiscal year 1997, base salaries of the Company's President, Chief Operating Officer and Chief Financial Officer were set at rates that the Company believes were generally lower than the median base salaries earned by officers holding similar positions within other comparable REITs. This is consistent with the Company's policy to place greater emphasis on performance-related incentive compensation, such as bonuses and stock options.

          Performance Incentive Bonus. Under the Company's Incentive Bonus Plan, the Compensation Committee, which is composed of the four non-employee directors whose names appear below this report, may award annual cash bonuses to executive officers and certain other members of management for the achievement of specified performance goals for the Company and the individual. The Incentive Bonus Plan rewards executives for their performance during the past fiscal year based on increases in Funds from Operations ("FFO") per share, as well as officer-specific performance objectives, such as involvement in property acquisitions and developments and assisting in efforts to raise debt or equity financing for the Company.

          Stock Incentive Plan Awards. Stock options and restricted stock granted under the Company's Stock Incentive Plan are designed to provide long-term performance incentives and rewards tied to the price of the Company's Common Stock and, generally, will vest ratably over a period of four years. Stock options are granted primarily based on the performance criteria established for granting performance incentive bonuses under the Incentive Bonus Plan. The Compensation Committee views stock options and restricted stock as a means of aligning management and stockholder interests and expanding management's long-term perspective.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year after financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and grants of stock options and restricted stock, if any, are generally made. At a meeting on January 30, 1998 the Compensation Committee determined annual cash bonuses under the Incentive Bonus Plan and awards of stock options and restricted stock under the Stock Incentive Plan for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement.

     Compensation of the Chief Executive Officer. The Compensation Committee considers the Company's financial performance to be the principal determinant in the overall compensation package of the Chief Executive Officer. The Compensation Committee considers the Company's growth in FFO per share to be the best indicator of the Company's financial performance when establishing the compensation for Mr. Meyer. In addition to the overall increase in FFO during 1997 of approximately 63%, the Compensation Committee particularly noted that the Company was able to increase FFO per share (calculated in accordance with the revised National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition) by approximately 14% to maintain an annualized increase in FFO per share of approximately 14.1% since the Company's initial public offering in March 1994, even with an increase of 32.5% in the number of outstanding shares of Common Stock and Series A and Series B Preferred Stock. The Compensation Committee also considers the market performance of the Company's Common Stock to be a factor in determining executive compensation, although it does not consider the Company's stock price alone to be as important as the Company's underlying earnings performance. In 1997, the Company's price per share of Common Stock increased by approximately 8.3% from $36 on December 31, 1996 to $39 on December 31, 1997.

     In determining Mr. Meyer's compensation, the Compensation Committee also noted that in 1997 the Company successfully completed the acquisition of 19 apartment home communities, completed reconstruction programs at nine communities and had ongoing or planned reconstruction programs at 19 communities at the end of 1997. In addition, the Compensation Committee viewed favorably the Company's development activity during 1997, including the completion of construction of one community, continued construction at another community and initiation of development or construction at five additional apartment home communities. The Compensation Committee also noted Mr. Meyer's leadership of the Company's initial expansion into the Pacific Northwest apartment home market. As of December 31, 1997, the Company's portfolio of apartment home communities had increased to a total of 54 communities, and the portfolio has subsequently been complemented by the acquisition of four additional communities in 1998.

     Along with the Company's implementation of its acquisition and development strategy, the Compensation Committee considered, among other things,

     -   the increase in "same store" EBITDA by 12.6% over 1996;

     - the reduction in the payout ratio from 72.7% at the end of 1996 to 66.2% at the end of 1997;

     - amendments to the Company's unsecured credit facility resulting in an increase in the acquisition and construction line of credit from $200 million to $350 million, a one year extension of the date of maturity to May 2000 and a reduction in the interest rate from LIBOR plus 1.55% to LIBOR plus .90%;

     - the refinancing of approximately $28.4 million of tax-exempt bond indebtedness with a weighted average interest rate of approximately 5.7%;

     - the attainment of BBB and Baa2 corporate credit ratings from Standard & Poor's and Moody's Investors Service;

     - the successful completion of underwritten public offerings of Series C Preferred Stock and Series D Preferred Stock, two direct placements of Common Stock and three underwritten public offerings of Common Stock, which raised an aggregate of approximately $393.7 million in gross proceeds for the Company; and

     - the strengthening of the management team and the enhancement of employee development programs.

Based upon its evaluation of factors such as the foregoing, the Compensation Committee makes subjective determinations of base salary and bonus compensation levels.

     Mr. Meyer's annual base salary for 1997 was $300,000, and the Compensation Committee believes that this rate, when considered together with Mr. Meyer's incentive compensation, is consistent with the Company's performance and his contribution to such performance and is in accord with industry practices. In addition, the Compensation Committee determined to increase Mr. Meyer's 1997 base salary under his Employment Agreement to be more consistent with industry compensation rates. Under the Incentive Bonus Plan, the Compensation Committee approved an incentive bonus for Mr. Meyer for fiscal year 1997 in the amount of $250,287. The Compensation Committee also awarded Mr. Meyer options to purchase 100,000 shares of Common Stock based upon his 1997 performance. These options will vest in equal installments over a four-year period and will be exercisable at $37.9375 per share, the last reported sale price of the Common Stock on the NYSE on the date of grant, January 30, 1998. This grant of options is intended to enhance Mr. Meyer's long-term incentive to contribute to the Company's success, and was made without regard for his current share ownership. Finally, the Compensation Committee approved an award for Mr. Meyer of 10,000 shares of restricted stock in consideration for his presiding over the Company's performance in 1997. These shares vest in five equal annual installments beginning on January 30, 1999 provided that, among other factors, Mr. Meyer continues his employment with the Company.

     Compensation of Other Executive Officers. The Company's executive compensation program for other executive officers is based on the same performance goals and other factors described above for the Chief Executive Officer, although the corporate, business unit and individual performance goals and the relative weighting of the quantitative performance factors described above varies, depending on the responsibilities of particular officers. The Compensation Committee seriously considers the Chief Executive Officer's evaluations and recommendations with respect to the other executive officers of the Company. In recognition of the Company's achievements as described above, the Compensation Committee approved the Named Executive Officers' incentive bonuses described in the Summary Compensation Table for the Company's fiscal year 1997 pursuant to the Incentive Bonus Plan.

     For all of the Named Executive Officers, the Compensation Committee also considers stock options to be an important component of total compensation. Based on the factors described above, the Compensation Committee authorized the grant to (i) Mr. Van Horn of options to purchase 50,000 shares of Common Stock,
(ii) Mr. Murphy of options to purchase 20,000 shares of Common Stock, (iii) Mr. Newman of options to purchase 15,000 shares of Common Stock and (iv) each of Mr. Gardner and Ms. Shotwell of options to purchase 10,000 shares of Common Stock. All of these options will vest in four equal annual installments and will be exercisable at $37.9375 per share, the last reported sale price of the Common Stock on the NYSE on the date of grant, January 30, 1998. In addition, the Compensation Committee approved the grant to Mr. Van Horn of 10,000 shares of restricted stock and the grant to each of Messrs. Gardner, Newman, Murphy and Ms. Shotwell of 1,000 shares of restricted stock. All of these shares of restricted stock vest in five equal annual installments beginning on January 30, 1999. These Named Executive Officers and the Company's stockholders will therefore benefit from an appreciation in the Company's stock price.

     The Securities and Exchange Commission (the "SEC") requires that this report comment upon the Company's policy with respect to Section 162(m) of the Code, which limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted, while simultaneously providing Company executives with appropriate rewards for their performance. The Company did not pay any compensation with respect to 1997 that would be subject to Section 162(m).

     Submitted by the Compensation Committee:

        Bruce A. Choate
        Brenda J. Mixson
        Thomas H. Nielsen
        John J. Healy, Jr.

STOCK PERFORMANCE GRAPH

     The following graph provides a comparison, from the Company's initial public offering in March 1994 through December 1997, of the cumulative total shareholder return (assuming reinvestment of any dividends) among the Company, the Standard & Poor's ("S&P") 500 Index and the NAREIT Equity REIT Total Return Index (the "NAREIT Equity Index"), an industry index of 176 real estate investment trusts, including the Company. The NAREIT Equity Index includes REITs with 75% or more of their gross invested book value of assets invested directly or indirectly in the equity ownership of real estate. Upon written request, the Company will provide any stockholder with a list of the REITs included in the Index. The historical information set forth below is not necessarily indicative of future performance. Data for the NAREIT Equity Index and the S&P 500 Index were provided to the Company by NAREIT.

                           3/94     6/94    12/94     6/95    12/95     6/96    12/96     6/97    12/97
---------------------------------------------------------------------------------------------------------
 Bay Apartment           100.00    99.39   101.61   100.34   129.63   142.82   204.53   215.21    231.72
---------------------------------------------------------------------------------------------------------
 Equity REITs            100.00   101.84    99.77   105.46   115.01   122.85   155.57   164.46    187.11
---------------------------------------------------------------------------------------------------------
 S&P 500                 100.00   100.41   105.33   126.55   144.75   159.36   177.98   214.66    237.37
---------------------------------------------------------------------------------------------------------

                              [Performance Graph]

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Mr. Bruce A. Choate, Ms. Brenda J. Mixson, Mr. Thomas H. Nielsen and Mr. John J. Healy, Jr. None of them has served as an officer of the Company or has any other business relationship or affiliation with the Company, except his or her service as a director.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of the Company's Common Stock as to (i) each person or entity who is known by the Company to have beneficially owned more than five percent of the Company's Common Stock as of December 31, 1997, (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all directors and Named Executive Officers as a group, based on representations of officers and directors of the Company as of February 23, 1998 (unless otherwise indicated) and filings as of February 13, 1998 received by the Company on Schedules 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such information was provided by the stockholders listed (unless otherwise indicated) and reflects their beneficial ownership known by the Company. All percentages have been calculated as of February 23, 1998.

                                                                    NUMBER OF SHARES
                                                                     OF COMMON STOCK      PERCENT
                       NAME AND BUSINESS                            BENEFICIAL OWNED        OF
                  ADDRESS OF BENEFICIAL OWNER                              (1)            CLASS
----------------------------------------------------------------    -----------------     ------
Gilbert M. Meyer................................................        1,112,605(2)      4.22%
Max L. Gardner..................................................           35,579(3)        *
Jeffrey B. Van Horn.............................................           23,250(4)        *
Geoffrey L. Baker...............................................           85,784(5)        *
Bruce A. Choate.................................................           11,000(6)        *
John J. Healy, Jr...............................................            8,000(7)        *
Brenda J. Mixson................................................           12,000(6)        *
Thomas H. Nielsen...............................................           21,697(6)(8)     *
Morton L. Newman................................................           42,892(9)        *
Daniel E. Murphy................................................           16,514(10)       *
John H. Pringle.................................................            1,000           *
Debra Lynn Shotwell.............................................            9,334(11)       *
All directors and Named Executive Officers as a group (12
  persons)......................................................        1,379,655          5.19
FMR Corp.(12)...................................................        2,997,020         11.45
  82 Devonshire Street, Boston, MA 02109
LaSalle Advisors Capital Management, Inc.(13)...................        2,220,723          8.49
  200 East Randolph Drive, Chicago, IL 60601
Morgan Stanley, Dean Witter, Discover & Co.(14).................        1,639,277          6.26
  1585 Broadway, New York, NY 10036

---------------
* Less than one percent.

(1) Except as otherwise noted, each individual in the table above has the sole voting and investment power over the shares listed.

(2) Includes (i) 190,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998 and (ii) 14,492 shares issuable upon Mr. Meyer's termination of employment with the Company pursuant to an election to defer compensation in accordance with the terms of the Stock Incentive Plan.

(3) Includes (i) 25,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998 and (ii) 320 shares issuable upon Mr. Gardner's termination of employment with the Company pursuant to an election to defer compensation in accordance with the terms of the Stock Incentive Plan.

(4) Includes 11,250 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(5) Includes 70,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(6) Includes 11,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(7) Includes 5,000 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(8) Includes 697 shares issuable upon Mr. Nielsen's cessation as a director of the Company pursuant to an election to defer the receipt of directors fees in accordance with the terms of the Stock Incentive Plan. Mr. Nielsen is a co-trustee of a trust that holds 2,000 shares of Common Stock. He shares voting and investment power over the shares held by the trust with his wife and with the U.S. Trust Company of California pursuant to an investment management agreement.

(9) Includes 36,189 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(10) Includes 12,500 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998 and (ii) 677 shares issuable upon termination of employment with the Company pursuant to Mr. Murphy's election to defer compensation in accordance with the terms of the Stock Incentive Plan.

(11) Includes 7,500 shares issuable upon the exercise of stock options that have vested or will vest by April 24, 1998.

(12) Information reported is based upon a Schedule 13G/A filed with the SEC on February 9, 1998 reporting beneficial ownership as of December 31, 1997. This Schedule 13G/A indicates that the reporting entity is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G also indicates that the reporting entity has sole dispositive power with respect to all of the shares and sole voting power with respect to 530,900 of the shares.

(13) The information reported in the table above includes 1,893,873 shares beneficially owned by ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), a Maryland limited partnership, the limited partner of which is LaSalle Advisors Capital Management, Inc. ("LaSalle"). Information reported is based upon a Schedule 13G/A filed with the SEC on February 13, 1998 reporting beneficial ownership as of December 31, 1997. The Schedule 13G/A indicates that the reporting entities are investment advisers registered under Section 203 of the Investment Advisers Act of 1940. The
     Schedule 13G/A also indicates that LaSalle has shared dispositive power with respect to 326,850 shares, while ABKB/LaSalle has shared dispositive power with respect to 1,590,373 of the shares and shared voting power with respect to 1,542,868 shares.

(14) Information reported is based upon a Schedule 13G filed with the SEC on February 12, 1998 reporting beneficial ownership as of December 31, 1997. The Schedule 13G indicates that the reporting entity is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The Schedule 13G also indicates that the reporting entity has shared dispositive power with respect to all of the shares and shared voting power with respect to 1,495,090 of the shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the SEC and one national securities exchange on which such securities are registered. In accordance with Rule 16a-3(c) under the Exchange Act, the Company has designated the NYSE as the one national securities exchange with which reports pursuant to Section 16(a) of the Exchange Act need be filed. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 1997, all transactions in the Company's securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to
Section 16(a) of the Exchange Act, were timely reported.

                                   PROPOSAL 2
                 RATIFICATION OF THE 1994 STOCK INCENTIVE PLAN,
                            AS AMENDED AND RESTATED

PROPOSED AMENDMENTS

     On February 26, 1998, the Board of Directors voted to amend and restate the Company's Stock Incentive Plan, which originally provided for the issuance of up to 663,000 shares of Common Stock of the Company pursuant to various stock incentive awards, including stock options, and which was amended in August 1996 to authorize the Company to issue up to an additional 857,000 shares of Common Stock. The February 1998 amendments to the Stock Incentive Plan authorize the Company to issue up to an additional 480,000 shares of Common Stock pursuant to such awards. In addition, the February 1998 amendments will have the effect of
(i) prohibiting the Compensation Committee from accelerating the exercisability or vesting of any award except in circumstances involving a "Change of Control" (as defined in the Stock Incentive Plan) or upon the death, disability or termination of employment of a participant, (ii) with respect to awards of Restricted Stock, requiring a vesting period of at least three years (or at least one year if vesting is contingent upon performance-based criteria), and
(iii) permitting the Compensation Committee to reduce the exercise or purchase price of an outstanding award only in order to fulfill a legitimate corporate purpose or to maintain the value of an outstanding award under circumstances beyond the control of management, provided that no such amendments shall be made to outstanding awards representing greater than 10% of the total number of shares of Common Stock authorized for issuance pursuant to the Stock Incentive Plan.

     A summary of the principal features of the Stock Incentive Plan is set forth below. This summary is qualified in its entirety by the full text of the Stock Incentive Plan, which has been filed with the SEC.

SUMMARY OF THE STOCK INCENTIVE PLAN

     The following description of certain features of the Stock Incentive Plan is intended to be a summary only.

     Number of Shares Subject to Stock Incentive Plan. The total number of shares of Common Stock that may be issued under the Stock Incentive Plan is 2,000,000 shares. The proceeds received by the Company from option exercises under the Stock Incentive Plan will be used for the general corporate purposes of the Company. On February 23, 1998, the closing price of the Company's Common Stock, as reported on the NYSE, was $37 15/16 per share.

     Plan Administration. The Stock Incentive Plan provides for administration by the non-employee members of the Compensation Committee of the Board of Directors, or a committee of not less than two non-employee directors performing similar functions as appointed by the Board of Directors from time to time.

     Eligibility. The Compensation Committee has full power to select the individuals to whom awards will be granted and to determine the terms of each grant under the Stock Incentive Plan. All officers, employees and directors of the Company are eligible to participate in the Stock Incentive Plan, subject to the discretion of the Compensation Committee. In no event may one participant receive more than 300,000 options to purchase Common Stock during any one calendar year.

     Nature of Options. Options granted under the Stock Incentive Plan may be either Incentive Stock Options ("Incentive Options") (within the definition of
Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the Stock Incentive Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or
(iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company (including employees and directors of any subsidiary who are also employees of the Company). Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors.

     Other Option Terms. The Compensation Committee has authority to determine the terms of options granted under the Stock Incentive Plan; provided, however, that no Incentive Option or Non-Qualified Option may be granted with an exercise price that is less than the fair market value of the shares of Common Stock on the date of the option grant. The Stock Incentive Plan provides that such fair market value will be deemed to be the last reported sale price of the shares of Common Stock on the NYSE. Options may be exercised subject to such vesting schedule as the Compensation Committee determines, except that no Incentive Option shall be exercisable after the tenth anniversary of the date of grant. In general, no option granted under the Stock Incentive Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee.

     Options granted under the Stock Incentive Plan may be exercised for cash or, if permitted by the Compensation Committee, by transfer to the Company of shares of Common Stock not then subject to restrictions under any Company plan, that have been held by the optionee for at least six months, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company. To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares of Common Stock subject to Incentive Options which first become exercisable in any one year.

     Stock Options Granted to Independent Directors. The Stock Incentive Plan provides for the automatic grant of Non-Qualified Options to non-employee directors. Each non-employee director who is serving as a director of the Company on the fifth business day after each annual meeting of stockholders shall automatically be granted on such day a Non-Qualified Option to acquire 5,000 shares of Common Stock. The exercise price of each such Non-Qualified Option is the fair market value of the Common Stock as determined by the last reported sale price of the Common Stock on the NYSE on the date of grant. Such Non-Qualified Option may not be exercised before the first anniversary of the date of grant, except in the case of death or disability, nor after the expiration of ten years from the date of grant. In addition, the Compensation Committee, in its discretion, may grant additional Non-Qualified Options, which shall be subject to the same conditions and vesting provisions as those Non-Qualified Options automatically granted to the non-employee directors each year.

     Tax Withholdings. Optionees under the Stock Incentive Plan are responsible for the payment of any federal, state or local taxes, which the Company is required by law to withhold upon any option exercise. Optionees may elect to have such tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes. Such an election is subject to certain limitations for participants who are subject to the requirements of Section 16(b) of the Exchange Act.

     Restricted Stock. The Compensation Committee may grant shares (at no cost or for a purchase price determined by the Compensation Committee) of Common Stock to any participant subject to such conditions and restrictions as the Compensation Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be at least three years, except that in the case of Restricted Stock that becomes transferable and no longer subject to forfeiture upon the attainment of such pre-established performance goals, objectives and other conditions, the vesting period shall be at least one year. The purchase price of shares of Restricted Stock will be determined by the Compensation Committee. If the performance goals and other restrictions are not attained, the participant will forfeit their awards of Restricted Stock. In addition, Restricted Stock may be granted to an employee by the Compensation Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

     Unrestricted Stock. The Compensation Committee may also grant shares (at no cost or for a purchase price determined by the Compensation Committee) of Common Stock which are free from any restrictions under the Stock Incentive Plan ("Unrestricted Stock"). Unrestricted Stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

     Subject to the consent of the Compensation Committee, a participant may make an irrevocable election to receive a portion of his compensation otherwise due in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid) either currently or on a deferred basis.

     Performance Share Awards. The Compensation Committee may grant performance share awards to any participants entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and such other conditions as the Compensation Committee shall determine.

     Change of Control Provisions. The Stock Incentive Plan provides that in the event of a Change of Control of the Company, all stock options shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

EFFECTIVE DATE OF STOCK INCENTIVE PLAN

     The Stock Incentive Plan, as amended and restated, became effective when approved by the Board of Directors on February 26, 1998. In order for the Company to be able to issue Incentive Options, and to ensure that the cost of certain awards issued under the Stock Incentive Plan will be deductible by the Company for federal income tax purposes, the Company is seeking ratification of the Stock Incentive Plan by the affirmative vote of the holders of a majority of the votes cast on the proposal at the Annual Meeting, provided that the total number of votes cast on the proposal must represent greater than 50% of all shares entitled to vote on the proposal. Awards of Incentive Options may be granted under the Stock Incentive Plan until February 26, 2008.

NEW PLAN BENEFITS

     Approximately 629 employees and non-employee directors are currently eligible to participate in the Stock Incentive Plan. There have been no discretionary grants of awards to the Company's employee's with respect to the additional 480,000 shares for which approval is being sought under this proposal. However, pursuant to the terms of the Stock Incentive Plan, each non-employee director automatically receives options to purchase 5,000 shares of Common Stock on the fifth business day following each Annual Meeting of Stockholders. In addition, on January 30, 1998, the Board of Directors approved a discretionary grant of options to purchase 5,000 shares of common stock to each non-employee director. These options are subject to the same conditions and vesting provisions, and shall be granted on the same date, as those options that will be granted automatically to the non-employee directors on the fifth business day following the Annual Meeting. Accordingly, the table below shows the aggregate number of stock options that have been allocated to such non-employee directors under the Stock Incentive Plan after giving effect to the proposed amendments:

                               NEW PLAN BENEFITS
               1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

                                                                     STOCK OPTIONS
                                                -------------------------------------------------------
                                                    NUMBER OF
                                                SHARES UNDERLYING      GRANT      EXERCISE      MARKET
             NAME AND POSITION                    STOCK OPTIONS       DATE(1)     PRICE(2)     VALUE(3)
--------------------------------------------    -----------------     -------     --------     --------
Bruce A. Choate(4)..........................          10,000(5)       5/15/98        N/A          N/A
  Director
John J. Healy, Jr.(4).......................          10,000(5)       5/15/98        N/A          N/A
  Director
Brenda J. Mixson(4).........................          10,000(5)       5/15/98        N/A          N/A
  Director
Thomas H. Nielsen(4)........................          10,000(5)       5/15/98        N/A          N/A
  Director
All Non-Employee Directors..................          40,000          5/15/98        N/A          N/A
  as a group (4 persons)

---------------

(1)  All options expire ten years from the date of grant.

(2) The exercise price of the stock options will be the last reported sale price of the Common Stock on the NYSE on the date of grant. Such exercise price is therefore not determinable.

(3)  The market value of these stock options is not determinable.

(4)  Nominees for election as Directors.

(5) Pursuant to the terms of the Stock Incentive Plan, each non-employee director automatically receives options to purchase 5,000 shares of Common Stock on the fifth business day following each Annual Meeting of Stockholders. The remaining 5,000 options were awarded pursuant to a discretionary award by the Board of Directors and shall be granted on the same date as those that will be automatically granted on the fifth business day following the Annual Meeting. Accordingly, these options have been allocated, but not yet granted.

     Adjustments for Stock Dividends, Mergers, etc. The Stock Incentive Plan authorizes the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the Stock Incentive Plan and of any outstanding options to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, dissolution or liquidation of the Company, the Compensation Committee in its discretion may provide for appropriate substitutions or adjustments.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the Stock Incentive Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. In addition, the Committee may amend any outstanding award to reduce the exercise or purchase price in order to fulfill a legitimate corporate purpose (e.g., to retain a key employee) or to maintain the value of such outstanding award under circumstances beyond the control of the Company's management, but in no event shall such amendments be made to outstanding awards representing greater than 10% of the total number of shares of Common Stock authorized for issuance pursuant to the Plan. To the extent required by the Code to ensure that options that have been granted under the Stock Incentive Plan qualify as Incentive Options, plan amendments shall be subject to approval by the Company's stockholders.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal federal income tax consequences of transactions under the Stock Incentive Plan. It does not describe all federal tax consequences under the Stock Incentive Plan, nor does it describe state or local tax consequences.

     Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

     If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or six months or one year in the case of termination of employment by reason of death or disability, respectively).

     Non-Qualified Options. With respect to Non-Qualified Options under the Stock Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where the optionee is subject to Section 16(b) of the Exchange Act or where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock.

     Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a Change of Control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Stock Incentive Plan may be limited to the extent that a Named Executive Officer receives compensation in excess of $1,000,000 in such taxable year.

REQUIRED VOTE AND RECOMMENDATION

     Only stockholders of record of the Company's Common Stock are entitled to vote on this proposal. Proxies will be voted for Proposal 2 unless contrary instructions are set forth on the proxy. This proposal requires the affirmative vote of a majority of all of the votes cast on the matter, provided that the total number of votes cast on the proposal must represent greater than 50% of all of the shares entitled to vote on the proposal. The Company will treat abstentions and broker non-votes as not voting for the purpose of determining the number of votes cast on this proposal. Accordingly, in the event that greater than 50% of the shares entitled to vote are cast on this proposal, abstentions and broker non-votes will have no effect on this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE 1994 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED.

                                   PROPOSAL 3
                       PROPOSED AMENDMENTS TO THE CHARTER
                    RELATING TO THE SERIES A PREFERRED STOCK

     The Board of Directors has deemed advisable and unanimously approved amendments to the Company's Charter which will have the effect of (i) eliminating the right of the holders of the Series A Preferred Stock to vote on and approve the creation of new classes of capital stock of the Company having rights, preferences or privileges senior to or in parity with the Series A Preferred Stock and (ii) correcting the description of the liquidation preferences of the Series A Preferred Stock. The following are brief descriptions of the amendments:

     1. Article SECOND, Section (3)(a) of the Articles Supplementary to the Company's Articles of Incorporation, which were filed with the State Department of Assessments and Taxation of the State of Maryland on September 29, 1995 in order to designate the rights, preferences and privileges of the Series A Preferred Stock, would be deleted and the following inserted in lieu thereof:

     "(3)  LIQUIDATION RIGHTS.

          (a) Subject to any prior rights of any class or series of stock, in the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, the holders of Series A

     Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock by reason of their ownership of such stock, an amount equal to all accrued but unpaid dividends for each share of Series A Preferred Stock then held by them. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full amounts to which they are entitled under the preceding sentence, then, subject to any prior rights of any classes or series of stock, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of any other shares of Stock on a parity for liquidation purposes with the Series A Preferred Stock in proportion to the aggregate amounts owed to each such holder."

REASONS FOR THE AMENDMENT

     Currently the holders of Series A Preferred Stock are entitled to receive any accrued and unpaid dividends in the priority set forth in the first sentence of Section 3(a) above. The second sentence of Section 3(a) is the only portion of that section that will be modified by the proposed amendment. The amendment to the second sentence of Section 3(a) clarifies that if upon the liquidation of the Company the assets of the Company are insufficient to pay the full amount of any accrued and unpaid dividends on the Series A Preferred Stock, then, subject to any prior rights of other classes or series of stock, the available assets of the Company will be used to pay such dividends. The Board of Directors has agreed to this clarification to Section 3(a) as an inducement for the holders of Series A Preferred Stock to vote in favor of the proposed amendment to the Company's Charter discussed below.

     2. Article SECOND, Section (5) of the Articles Supplementary to the Company's Articles of Incorporation, which were filed with the State Department of Assessments and Taxation of the State of Maryland on September 29, 1995 in order to designate the rights, preferences and privileges of the Series A Preferred Stock, would be deleted and the following inserted in lieu thereof:

     "(5)  VOTING RIGHTS.

          Except as indicated in this Section 5, or except as otherwise from time to time required by applicable law, the holders of shares of Series A Preferred Stock shall not be entitled to vote on any matter on which the holders of shares of Common Stock are entitled to vote, except that the holders of a majority of the outstanding shares of Series A Preferred Stock, voting as a separate class, shall be required to vote on and approve any material adverse change in the rights, preferences or privileges of the Series A Preferred Stock. For purposes of the foregoing, the creation of a new class of stock having rights, preferences or privileges senior to, in parity with or junior to the rights, preferences or privileges of the Series A Preferred Stock shall not be treated as a material adverse change in the rights, preferences or privileges of the Series A Preferred Stock, and the holders of Series A Preferred Stock shall not have any right to vote on the creation of such new class of stock. Except as provided above and as required by law, the holders of Series A Preferred Stock are not entitled to vote on any merger or consolidation involving the Corporation, on any share exchange or on a sale of all or substantially all of the assets of the Corporation."

REASONS FOR THE AMENDMENT

     Under the Company's Charter as currently in effect, the Company must obtain the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock in order to create any new class of stock having rights, preferences or privileges senior to or in parity with the rights, preferences or privileges of the Series A Preferred Stock. The Board of Directors believes that the current Series A Preferred Stock approval requirement restricts the Company's flexibility and could impede the Company in its efforts to quickly access equity markets at opportune times.

REQUIRED VOTE AND RECOMMENDATION

     Proxies will be voted for Proposal 3 unless contrary instructions are set forth on the proxy. Under applicable law and the Company's Charter, this proposal requires (i) the affirmative vote of the holders of record of two-thirds of all of the issued and outstanding shares of Common Stock and (ii) the affirmative vote of the holders of record of a majority of the issued and outstanding shares of Series A Preferred Stock, voting as a separate class. Accordingly, abstentions and broker non-votes will have the effect of votes against this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE CHARTER.

                                   PROPOSAL 4
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Coopers & Lybrand L.L.P., independent accountants, to serve as independent accountants for the Company for the fiscal year ending December 31, 1998 and recommends that the stockholders vote for ratification of such appointment. Coopers & Lybrand L.L.P. has audited the financial statements of the Company since fiscal year 1991. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

REQUIRED VOTE AND RECOMMENDATION

     Only stockholders of record of the Company's Common Stock are entitled to vote on this proposal. Proxies will be voted for Proposal 4 unless contrary instructions are set forth on the proxy. This proposal requires the affirmative vote of a majority of all of the votes cast on the matter. Accordingly, abstentions and broker non-votes will have no effect on this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Business Relationships.

     Greenbriar Homes Company and its affiliates (collectively "GHC") are corporations wholly-owned by Mr. Meyer and his wife, Carol M. Meyer, that develop and sell single-family residential properties. Mr. Meyer does not provide any significant management services to GHC and he devotes substantially all of his business time and attention to the affairs of the Company. Since the consummation of the Company's initial public offering in March 1994, the Company has shared certain office and warehouse space and computer training facilities with GHC, and each of the Company and GHC are obligated for the rent payments with respect to the portion of the space it leases. Such shared office space amounts to less than five percent of the total office space leased by each entity. In addition, pursuant to an administrative services agreement, the Company and GHC share certain administrative and office facility services. During fiscal year 1997, GHC paid in the aggregate approximately $291,000 to the Company to cover the cost of such services. This amount is calculated on a basis intended to approximate the cost of the use of these services and not to generate a profit. The non-employee directors of the Company periodically review and approve the terms of this agreement including amounts payable thereunder. The Company believes that such administrative services agreement is upon terms that are fair to the Company and as favorable as the terms that the Company could have obtained from unaffiliated third parties.

Indebtedness of Management.

     In connection with the hiring of Mr. Van Horn as Vice President and Chief Financial Officer of the Company in June 1996, Mr. Van Horn entered into an employment agreement (the "CFO Agreement") with the Company pursuant to which Mr. Van Horn received a loan from the Company in the amount of $140,000 (the "Loan"), which, during the term of employment, shall not bear interest. Under the terms of the promissory note executed by Mr. Van Horn in connection with the Loan, the Loan shall be repaid in installments equal to 90% of any bonus compensation (after the deduction of taxes) received by Mr. Van Horn concurrently with the receipt of any such bonus. On January 30, 1998 the Compensation Committee determined to extend the maturity date for the Loan by one year and to forgive the outstanding principal amount under the Loan (i.e., $122,000 as of January 30, 1998) ratably over the remaining five year period of the Loan. This decision was based upon Mr. Van Horn's performance on behalf of the Company during fiscal year 1997. Accordingly, on January 30, 1998 the Company forgave $24,400 of the outstanding principal amount under the Loan owed by Mr. Van Horn to the Company.

     In the event Mr. Van Horn's employment with the Company is terminated by the Company without Good Reason (as defined in the CFO Agreement) or within one year following a Change-in-Control (as defined in the CFO Agreement), any outstanding balance under the Loan shall be forgiven by the Company. In the event Mr. Van Horn's employment is terminated for any other reason, the Loan shall be converted to a fifteen-year amortization schedule with a five-year balloon payment and shall bear interest at the lower of: (i) the average of the rates (assuming no points) quoted on the employment termination date for a fifteen-year fully amortized conventional fixed-rate residential mortgage by the main headquarters of each of Citibank, N.A., BankBoston and Chase Bank (or their successors), and (ii) ten percent per annum. As of February 23, 1998, the outstanding principal amount of the Loan was $97,600.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

     Stockholder proposals (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders must be received by the Company by December 26, 1998. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

     For a proposal of a stockholder (including director nominations) to be presented at the Company's 1999 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company, together with all supporting documentation required by the Company's Bylaws, (A) not less than seventy-five
(75) days nor more than one hundred eighty (180) days prior to the anniversary date of the Annual Meeting (the "Anniversary Date") or (B) in the event that the 1999 Annual Meeting of Stockholders is called for a date more than seven (7) calendar days prior to the Anniversary Date, not later than the close of business on (1) the twentieth (20th) calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than seventy-five

(75) calendar days prior to the scheduled date of such meeting, then the later of (x) the twentieth (20th) calendar day (or if that day is not a business day for the Company, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the seventy-fifth
(75th) calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Company, on the next succeeding business day).

     Any such proposals should be mailed to: Bay Apartment Communities, Inc., 4340 Stevens Creek Boulevard, Suite 275, San Jose, California 95129, Attention:
Secretary.

OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                                                      APPENDIX I



                        BAY APARTMENT COMMUNITIES, INC.
                           1994 STOCK INCENTIVE PLAN

                  As Amended and Restated on February 26, 1998


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Bay Apartment Communities, Inc. 1994 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons of Bay Apartment Communities, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "ACT" means the Securities Exchange Act of 1934, as amended.

     "AWARD" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

     "CHANGE OF CONTROL" is defined in Section 13.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "COMMITTEE" means the Board or any Committee of the Board referred to in
Section 2.

     "DISABILITY" means disability as set forth in Section 22(e)(3) of the Code.

     "EFFECTIVE DATE" means the date on which the Plan is approved by shareholders as set forth in Section 15.

     "FAIR MARKET VALUE" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange.

     "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

     "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

     "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 8.

     "RESTRICTED STOCK AWARD" mean Awards granted pursuant to Section 6.

     "STOCK" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

     "SUBSIDIARY" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "UNRESTRICTED STOCK AWARD" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT
           PARTICIPANTS AND DETERMINE AWARDS


     (a) COMMITTEE. The Plan shall be administered by all of the Non-Employee Director members of the Compensation Committee of the Board, or a committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

         (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

         (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

         (iii) to determine the number of shares to be covered by any Award;

         (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

         (v) to accelerate the exercisability or vesting of all or any portion of any Award in circumstances involving a Change of Control or the death, disability or termination of employment of a Plan participant;

         (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;


         (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

         (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

     (c) DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or Acovered employees' within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) SHARES ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options; provided, however, that Stock Options with respect to no more than 300,000 shares of Stock may be granted to any one individual participant during any one calendar year period. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) RECAPITALIZATIONS. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.


     (c) MERGERS. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options:
(i) provide that such Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options. In the event Stock Options will terminate upon the consummation of the Transaction, each optionee shall be permitted, within a specified period determined by the Committee, to exercise all non-vested Stock Options, subject to the consummation of the Transaction.

     (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY

     Participants in the Plan will be such full or part-time officers, other employees, Non-Employee Directors and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non- Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after February 26, 2008.

     (a) STOCK OPTIONS GRANTED TO EMPLOYEES AND KEY PERSONS. The Committee in its discretion may grant Stock Options to employees and key persons of the Company or any Subsidiary. Stock Options granted to employees and key persons pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

         (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (iii) EXERCISABILITY; RIGHTS OF A SHAREHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

              (A) In cash, by certified bank check or other instrument acceptable to the Committee;

              (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

              (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

         (v) TERMINATION BY REASON OF DEATH. If any optionee's employment (or other business relationship) by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of six months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

         (vi) TERMINATION BY REASON OF DISABILITY.

              (A) Any Stock Option held by an optionee whose employment (or other business relationship) by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment (or other business relationship), or until the expiration of the stated term of the Option, if earlier.

              (B) The Committee shall have sole authority and discretion to determine whether a participant's employment (or other business relationship) has been terminated by reason of Disability.

              (C) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this
         Section 5(a)(vi) for the exercise of a Non-Qualified Stock Option shall extend such period for six months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.


         (vii) TERMINATION FOR CAUSE. If any optionee's employment (or other business relationship) by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment (or other business relationship) or until the expiration of the stated term of the Option, if earlier.

         (viii) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment (or other business relationship) by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or other business relationship), for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment (or other business relationship) or until the expiration of the stated term of the Option, if earlier.

         (ix) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (x) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under the Plan may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

     (c) STOCK OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS.

         (i) AUTOMATIC GRANT OF OPTIONS.

              (A) Each Non-Employee Director who is serving as a Director of the Company on the fifth business day after each annual meeting of stockholders, beginning with the 1996 annual meeting of stockholders, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock.

              (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

              (C) The Committee, in its discretion, may grant additional Non-Qualified Stock Options to Non-Employee Directors.

         (ii) EXERCISE; TERMINATION; NON-TRANSFERABILITY.

              (A) Except as provided in Section 13, no Option granted under
         Section 5(c) may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Non-Employee Director because of Disability or death. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

              (B) The rights of a Non-Employee Director in an Option granted under Section 5(c) shall terminate six months after such Director ceases to be a Director of the Company or the specified expiration date, if earlier; provided, however, that if the Non-Employee Director ceases to be a Director for Cause, the rights shall terminate immediately on the date on which he ceases to be a Director.

              (C) Any Option granted to a Non-Employee Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death or until the expiration of the stated term of the Option, if earlier.

              (D) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
         Section 5(a)(iv). An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (iii) LIMITED TO NON-EMPLOYEE DIRECTORS.  The provisions of this
     Section 5(c) shall apply only to Options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Non-Employee Directors respecting Options granted or to be granted to Non-Employee Directors.

     (d) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

SECTION 6. RESTRICTED STOCK AWARDS

     (a) NATURE OF RESTRICTED STOCK AWARD. The Committee may grant Restricted Stock Awards to any participant. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

     (b) ACCEPTANCE OF AWARD. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter time period as the Committee may specify) following the award date by making payment to the Company, if required, in cash, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

     (c) RIGHTS AS A SHAREHOLDER. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment (or other business relationship) by the Company and its Subsidiaries for any reason (including death, retirement, Disability, and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (or other business relationship), unless otherwise specified in the written instrument evidencing the Restricted Stock Award.

     (e) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. The vesting period for Restricted Stock shall be at least three years, except that in the case of Restricted Stock that becomes transferable and no longer subject to forfeiture upon the attainment of such pre-established performance goals, objectives and other conditions, the vesting period shall be at least one year. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

     (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS

     (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant which will entitle such participant to receive shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

     (b) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF COMPENSATION. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in Unrestricted Stock either currently or on a deferred basis.

     (c) RESTRICTIONS ON TRANSFERS. The right to receive Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. PERFORMANCE SHARE AWARDS


     (a) NATURE OF PERFORMANCE SHARES. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any participants, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) RESTRICTIONS ON TRANSFER. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) RIGHTS AS A SHAREHOLDER. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

     (d) TERMINATION. Except as may otherwise be provided by the Committee at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

     (e) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9. TAX WITHHOLDING

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.


     (b) PAYMENT IN SHARES. Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 10. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment (or other business relationship):

     (a) a transfer to the employment (or other business relationship) of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment (or other business relationship) is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11. AMENDMENTS AND TERMINATION

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. In addition, the Committee may amend any outstanding Award to reduce the exercise or purchase price in order to fulfill a legitimate corporate purpose (e.g., to retain a key employee) or to maintain the value of such outstanding Award under circumstances beyond the control of the Company's management, but in no event shall such amendments be made to outstanding Awards representing greater than 10% of the total number of shares of Stock authorized for issuance pursuant to the Plan. To the extent required by the Code to ensure that Options that have been granted hereunder qualify as Incentive Stock Options, Plan amendments shall be subject to approval by the Company's stockholders.

SECTION 12. STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13. CHANGE OF CONTROL PROVISIONS

     Upon the occurrence of a Change of Control as defined in this Section 13:

     (a) Each Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary herein.

     (b) Restrictions and conditions on Restricted Stock Awards and
Performance Share Awards shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards unless the Committee shall otherwise expressly provide at the time of grant.

     (c) "CHANGE OF CONTROL" shall mean the occurrence of any one of the following events:

         (i) any "PERSON," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of the acquisition of securities directly from the Company); or

         (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

         (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
     (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 40% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or
(y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "CHANGE OF CONTROL" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 14. GENERAL PROVISIONS

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15. EFFECTIVE DATE OF PLAN

     This Plan has been amended and restated as of February 26, 1998 to reflect, in addition to other changes, an increase of 480,000 shares reserved and available for issuance under the Plan.

SECTION 16. GOVERNING LAW

     This Plan shall be governed by Maryland law except to the extent such law is preempted by federal law.


DATE OF APPROVAL OF INITIAL PLAN BY
SHAREHOLDERS:                                February 15, 1994

DATE OF APPROVAL OF FIRST AMENDED AND
RESTATED PLAN BY BOARD OF DIRECTORS:         August 28, 1996

DATE OF APPROVAL OF FIRST AMENDED AND
RESTATED PLAN BY SHAREHOLDERS:               April 25, 1997


DATE OF APPROVAL OF SECOND AMENDED AND
RESTATED PLAN BY BOARD OF DIRECTORS:         February 26, 1998


DATE OF APPROVAL OF SECOND AMENDED AND
RESTATED PLAN BY SHAREHOLDERS:               ________________

                                                                     APPENDIX II



              PROXY FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS OF

                        BAY APARTMENT COMMUNITIES, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
          BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned stockholder(s) of Bay Apartment Communities, Inc. (the "Company") hereby appoints Messrs. Gilbert M. Meyer and Jeffrey B. Van Horn, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 8, 1998, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on March 26, 1998, as if the undersigned were present and voting the shares.

                         (To be Signed on Reverse Side)

A   [X]   PLEASE MARK YOUR              NOMINEES: Gilbert M. Meyer
          VOTES AS IN THIS EXAMPLE.               Max L. Gardner
                                                  Bruce A. Choate
                                                  John J. Healy, Jr.
                                                  Brenda J. Mixson
                                                  Thomas H. Nielsen


                      FOR all nominees         WITHHOLD AUTHORITY
                    (except as indicated        to vote for the
                      to the contrary).     nominees listed at right.

1. ELECTION
   OF                       [ ]                       [ ]
   DIRECTORS

(INSTRUCTIONS: To withhold authority to vote for any nominee write the nominee's name on the space provided below.)

_______________________________________________________________________


                                                   FOR      AGAINST    ABSTAIN
2. Ratification of the 1994 Stock Incentive
   Plan, as amended and restated.                   [ ]        [ ]        [ ]

3. Approval of amendments to the Articles
   of Incorporation relating to the Series A        [ ]        [ ]        [ ]
   Preferred Stock.

4. Ratification of the appointment of the
   accounting firm of Coopers & Lybrand L.L.P.
   to serve as independent accountants for          [ ]        [ ]        [ ]
   the Company for the fiscal year ending
   December 31, 1998.

5. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED
IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                                I PLAN TO ATTEND THE MEETING [ ]

SIGNATURE______________________ SIGNATURE______________________ DATE_______1998
                                        SIGNATURE IF HELD JOINTLY


NOTE: (Please date this Proxy and sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.)